UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3614

Oppenheimer Rochester Fund Municipals

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2018

Item 1. Reports to Stockholders.

Semiannual Report	6/30/2018

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	8.31%	3.17%	-0.25%
1-Year	5.92	0.89	1.56
5-Year	5.04	4.02	3.53
10-Year	5.35	4.84	4.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Fund Municipals continued to generate attractive levels of tax-free income during the most recent reporting period. As of June 30, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 3.34% and a 6-month total return at NAV of 8.31%. The Fund’s benchmark, the Bloomberg Barclays Municipal Index, failed to produce a positive total return for the reporting period. For New York State and New York City residents in the top 2018 tax bracket, the taxable equivalent yield as of June 30, 2018 was 4.56% and 4.79%, respectively.

MARKET OVERVIEW

The Federal Open Market Committee (FOMC) raised the interest rate it controls, the Fed Funds target rate, twice during this reporting period. The rate, which at the outset of this reporting period was held to the range of 1.25% to 1.50%, ended this reporting period with a range of 1.75% to 2.00%.

The first quarter-point increase of this reporting period was announced after the FOMC’s March 2018 meeting. At the time, Fed officials noted that the economic outlook was strengthening.

On June 13, 2018, the FOMC raised the Fed

The average distribution yield in Lipper’s New York Municipal Debt Funds category was 2.89% at the end of this reporting period. At 3.34%, the distribution yield at NAV for this Fund’s Class A shares was 45 basis points higher than the category average.

Funds target rate again, this time to the range of 1.75% to 2.00%, citing a strengthening labor market and a “solid rate” of economic growth. The central bank also indicated that it foresees two additional rate increases, bringing the 2018 total to four increases;

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.34%
Dividend Yield with sales charge	3.18
Standardized Yield	2.82
Taxable Equivalent Yield	5.26
Last distribution (6/26/18)	$0.043
Total distributions (1/1/18 to 6/30/18)	$0.264

Endnotes for this discussion begin on page 12 of this report.

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earlier, it had signaled a total of three increases for the year. The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had seven increases of 0.25 percentage points to date. During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.40%, 33 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve rose overall, though securities with short maturities changed far less than did maturities of 5 years or longer. The rise in the Treasury curve was more significant at the short end of the curve. The Treasury curve continued to flatten during this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The muni yield curve remained relatively flat as of June 30, 2018, but was somewhat steeper at the end of this reporting period than at its outset. As a result of the changes in the two yield curves, munis became cheaper to Treasuries during the reporting period.

On a nominal basis and at all maturities, Treasury yields were higher than the yields on AAA-rated munis with comparable maturities as of June 30, 2018. Nonetheless, for any taxpayer paying a combined New York and federal tax rate of at least 13%, a AAA-rated muni with a maturity of 10 years or more would provide more yield on an after-tax basis than a Treasury security with the same maturity. The yields on the 30-year Treasury and AAA-rated muni were virtually identical at the end of this reporting period, meaning that any taxpayer would earn more on an after-tax basis by investing in the muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

In March 2018, the $168 billion budget for New York State’s fiscal year 2019 passed, marking the eighth consecutive year of increased spending. With a current spending gap of $4.4 billion, the new budget proposes $750 million in new taxes and fees raised through opioid drug taxes, a corporation windfall tax credit, and an “internet fairness tax” which would require online marketplaces to collect sales tax from all third-party sales to New Yorkers, even if the seller is not located in New York; the U.S. Supreme Court’s decision in South Dakota vs. Wayfair, announced in June, will require certain online retailers to do the same nationwide. Other

4       OPPENHEIMER ROCHESTER FUND MUNICIPALS

provisions include a 3% increase in school aid, $1.9 billion for energy and environment spending, $70 billion for Medicaid, and $7.4 billion for higher education.

Also in March, New York State sold $215.2 million of tax-exempt and taxable general obligation (G.O.) bonds. Proceeds will be used for transportation, education, and environmental purposes. Approximately $69 million will be used to refund a portion of outstanding G.O. bonds. At the end of this reporting period, the state’s G.O. bonds were rated Aa1 by Moody’s Investors Service and AA-plus by S&P Global Ratings (S&P) and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Seneca Nation of Indians filed a lawsuit in April 2018 against New York State seeking to remit Thruway toll revenue from a nearly 3-mile stretch of road was built through tribal territory 60 years ago. The plaintiffs’ attorneys are arguing that the Senecas should be compensated for the use of the land and that the state should stop collecting tolls. A federal court rejected a similar suit that was filed in 1999.

Near the end of the reporting period, New York City Mayor Bill de Blasio and the City Council announced a “handshake agreement” on a $89.2 billion budget for fiscal year 2019. The new spending plan is slightly higher than the budget de Blasio proposed in April, and 4.7% higher than the $85.2 billion for fiscal 2018. Since the mayor took office in January 2015, spending is up approximately 20%. The 2019 plan calls for $1.125 billion in the general reserve fund and $4.35 billion in the retiree health benefits trust fund, up $125 million and $100 million, respectively. The budget also funds a “fair fares” discount for low-income subway riders for one year, provides Fair Student Funding for city schools, includes $12 million to equip all police department patrol officers with body cameras, $13 million to handle heating needs for residents in low-income housing, and $26 million to build four new pre-K schools.

According to a report released in May by Comptroller Scott Stringer, New York City’s economic growth slowed to 2.7% in the first quarter of 2018, down from 3.4% in fourth quarter 2017. Economic indicators showed record low unemployment, a decline in commercial leasing, and slow job growth in the private sector. The city saw a 33% year-over-year increase in personal income tax collections in 2017 and overall collections topped $4.4 billion, which officials believed was a record. The surge in tax collections was largely attributable to changes in the U.S. tax code at the end of 2017, which led many taxpayers to prepay various taxes in order to take advantage of expiring federal deductions. A return to normal levels is expected in 2018.

Governor Andrew Cuomo signed a bill in June allowing the construction of the LaGuardia Airport AirTrain. The governor estimates a commuting time of less than 30 minutes from midtown Manhattan to the airport, with construction slated to start in 2020 and

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conclude in 2022. The 70-year-old airport is currently undergoing an $8 billion overhaul.

In the first half of the reporting period, New York City sold approximately $1.4 billion of G.O.s, including approximately $890 million of tax-exempt fixed-rate bonds and $250 million of tax-exempt floating-rate bonds. Proceeds will be used to fund various capital projects. As of June 30, 2018, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

The Commonwealth of Puerto Rico and the federal oversight board established by PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) continued to generate headlines throughout this reporting period; additional information about the developments in Puerto Rico can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

Nine months after Hurricane Maria, power is not fully restored across the Commonwealth; more than 6,000 homes remained without power as of mid-June 2018. Despite the hurricane’s impact during the final quarter of 2017, Puerto Rico’s retail sales rose 10.7% in 2017, and bonds issued by the Commonwealth (in aggregate) have rallied during this reporting period.

Creditors raised concerns in January about a plan to loan $1.3 billion to PREPA, the Commonwealth’s energy utilities authority, and the government’s proposal to privatize PREPA, among other issues; in a decision favorable to bondholders, U.S. District Court Judge Laura Taylor Swain rejected the proposed loan. PREPA bonds rallied during this reporting period as talks continued among officials of the electric utility, the oversight board, and bondholders. Gov. Ricardo Rosselló Nevares remains an advocate for privatization, a solution that typically requires assumption of debt. PREPA’s cash on hand continues to be more than projected, according to officials in Puerto Rico.

As anticipated, Hurricane Maria had an adverse impact on sales and use tax (SUT) collections during fiscal year 2018, which – like this reporting period – ended June 30. According to figures released in June, overall collections were lower in the 11 months ended May 31, 2018 than in the same period of fiscal year 2017, but monthly collections have been running ahead of projections of late: May SUT collections were $40.9 million ahead of the projection for the month. In all, fiscal year 2018 SUT collections through May totaled $2.27 billion vs. $2.33 billion for the same period in fiscal 2017.

The ruling by the U.S. Supreme Court in South Dakota vs. Wayfair requiring certain online retailers to collect taxes is expected to increase Puerto Rico’s sales tax collections by an estimated $40 million annually, according to Puerto Rico’s Treasury Department.

General fund revenues through May 2018, the 11th month of Puerto Rico’s fiscal year, were $78.9 million, or 1%, ahead of projections, according to figures released in

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June. In April and May 2018, revenues were 20.2% and 32% higher than projections, respectively. Officials in the Commonwealth’s Treasury Department said in June that they anticipate that revenues for the entire fiscal year will also exceed projections.

The overall balance of Puerto Rico’s reported accounts rose to nearly $9 billion as of May 31, 2018, and the total held by the Bank of New York-Mellon, the COFINA trustee, was $1.2 billion. These funds continue to be restricted as the result of a Title III-related court order. The Commonwealth reports that it satisfied its fiscal 2018 deposit requirements on February 6, 2018, and that allocations after that date have been transferred to its general fund. The fiscal plan for the 12 months ended June 30, 2018 projected a general fund balance of $8.1 billion, an amount reached by May 30.

Prices on many bonds issued in Puerto Rico rose materially on news of an agreement between an agent of the Commonwealth of Puerto Rico and an agent of the COFINA bondholders. Negotiations are ongoing and many details need to be worked out, but a preliminary structure for a settlement was reached in the latter half of this reporting period.

During the reporting period, the oversight board, the Rosselló administration, legislators, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority, with significant debate about the budget and fiscal plan proposals that have been drafted and repeatedly revised. The government released a new fiscal plan in late January, and both the oversight board and creditors found it to be lacking.

In early February 2018, the oversight board told Gov. Rosselló to revise the fiscal plans for the central government, PREPA, and PRASA (the aqueduct and sewer authority) by February 12, saying that they did not comply with PROMESA. The February revision called for tax reductions and anticipated an accumulated surplus of $3.4 billion by fiscal year 2023.

A further revision, released in late March, anticipated a surplus of approximately $6 billion by fiscal year 2023; like its predecessors, the plan relied on financial data that had yet to be audited or released to the public. While it intended to certify a plan by late March, the oversight board extended the deadline and said that the new plan must demonstrate “consistency with historical actual expenditures.”

In April, the projected surplus by fiscal 2023 was raised to $6.4 billion and then to $6.7 billion. Audited results for fiscal 2015 were released at the end of this reporting period; audited results for fiscal years 2016 and 2017 have yet to be released.

Among the ongoing issues are debt-service obligations, pensions, Law 80 (the repeal of which would allow at-will employment), and Christmas bonuses for public sector employees.

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Midway through this reporting period, the chairman of the U.S. House committee that oversees Puerto Rico sent the governor a letter that recommended the takeover of the Commonwealth’s government by the oversight board and an increased focus on bondholder concerns. The governor fired back, calling the chairman’s letter “truly disturbing in its reckless disregard for collaboration and cooperation.”

Clearly, the situation remains dynamic. All issuers can be affected positively or adversely by economic and fiscal conditions: were the economic situation in Puerto Rico to worsen, for example, then the performance of Rochester municipal funds that hold Puerto Rican debt, including this Fund, may be adversely affected. Our team continues to believe that the best interests of all stakeholders can be met through negotiated settlements that offer Puerto Rico a path forward, strengthen its economy and improve the quality of life of its residents while providing investors with an appropriate return.

FUND PERFORMANCE

Oppenheimer Rochester Fund Municipals held more than 725 securities as of June 30, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 4.6 cents per share at the outset of this reporting period, was reduced to 4.3 cents per share beginning with the March 2018 payout. In all, the Fund distributed 26.4 cents per Class A share this reporting period

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Six of the Fund’s 10 largest sectors were among the 10 strongest contributors to positive performance this reporting period. The Fund’s total return this reporting period was primarily driven by its holdings in the sales tax sector, the Fund’s third largest sector. Debt-service payments on securities in this sector, many of which were issued in Puerto Rico, are paid using the issuing municipality’s sales tax revenue. Large sectors ranked among the Fund’s 10 strongest sectors for the reporting period also included its largest sector (tobacco bonds), and its fourth-, fifth-, seventh-, and eighth-largest sectors (Special Tax, electric utilities, higher education, and G.O.’s, respectively).

Research-based security selection continued to be a factor in the strong performance of these sectors. The high-yielding tobacco securities, which are backed by proceeds from the landmark 1998 Master Settlement

8       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Agreement (MSA), were the Fund’s second strongest performer as of June 30, 2018. Securities in the Special Tax sector, the Fund’s eighth-strongest contributor to performance, are backed by various taxes. As of June 30, 2018, Special Tax bonds issued in either the Commonwealth of Puerto Rico or the U.S. Virgin Islands (USVI) constituted less than 1% of Fund assets, and the USVI bonds were insured. The higher education sector was the seventh-strongest performer this reporting period; the investment-grade bonds we hold in this sector, several of which were invested in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Holdings in the G.O. sector, the Fund’s fourth best performer, consisted of bonds issued in various New York State municipalities, some of which are insured, several issued in Puerto Rico, and two issued in the Northern Mariana Islands.

A number of sectors detracted slightly from the Fund’s performance this reporting period, though in aggregate performance was reduced just one-tenth of 1 percentage point by the underperforming sectors. The list of detractors as of June 30, 2018, includes the water utilities sector (the Fund’s ninth largest) and the tax increment financing (TIF) sector (its tenth largest). Also detracting from the Fund’s performance were the following sectors: diversified financial services, real estate, government appropriation; hotels, restaurants and leisure; student housing, and paper, containers and packaging. Many of these sectors were adversely affected by pricing pressure, which was prevalent among high quality muni securities.

In aggregate, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico generated nearly 90% of the Fund’s total return this reporting period. The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings as of June 30, 2018 included securities from many different sectors.

Investors should note that some of this Fund’s investments in securities issued in Guam, Puerto Rico, and USVI are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of June 30, 2018, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further

9       OPPENHEIMER ROCHESTER FUND MUNICIPALS

purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Troy E. Willis, J.D., CFA
Team Leader, Vice President, and Senior Portfolio Manager

Troy Willis has been named portfolio manager of the Fund. With support as needed from the Oppenheimer Municipal Fund Management Team, Troy will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	12.1%
Highways/Commuter Facilities	9.4
Sales Tax Revenue	8.3
Special Tax	8.2
Electric Utilities	7.5
Marine/Aviation Facilities	7.2
Higher Education	6.7
General Obligation	5.8
Water Utilities	4.3
Tax Increment Financing (TIF)	3.9

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	11.8%	0.2%	12.0%
AA	30.4	0.0	30.4
A	14.6	0.0	14.6
BBB	11.5	5.8	17.3
BB or lower	12.6	13.1	25.7
Total	80.9%	19.1%	100.0%

The percentages above are based on the market value of the securities as of June 30, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 6/30/18

	Without Sales Charge	With Sales Charge
Class A	3.34%	3.18%
Class C	2.48	N/A
Class Y	3.62	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 6/30/18
Class A	2.82%
Class C	2.21
Class Y	3.20

TAXABLE EQUIVALENT YIELDS
As of 6/30/18
Class A	5.26%
Class C	4.12
Class Y	5.97

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 6/30/18
Class A	2.81%
Class C	2.21
Class Y	3.20

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/18
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (RMUNX)	5/15/86	8.31%	5.92%	5.04%	5.35%
Class C (RMUCX)	3/17/97	7.93	5.14	4.18	4.46
Class Y (RMUYX)	4/28/00	8.37	6.18	5.22	5.51

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/18
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (RMUNX)	5/15/86	3.17%	0.89%	4.02%	4.84%
Class C (RMUCX)	3/17/97	6.93	4.14	4.18	4.46
Class Y (RMUYX)	4/28/00	8.37	6.18	5.22	5.51

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to

12       OPPENHEIMER ROCHESTER FUND MUNICIPALS

the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.043 for the 35-day accrual period ended June 26, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on June 26, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y shares are annualized based on dividends of $0.0319 and $0.0466, respectively, for the 35-day accrual period ended June 26, 2018 and on the corresponding net asset values on that date.

Standardized yield (Class A shares) is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended June 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended June 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New York Municipal Debt Funds category is based on 92 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and New York State tax rate of 46.36% (48.8% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of

13       OPPENHEIMER ROCHESTER FUND MUNICIPALS

dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2018 and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges, and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Actual	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During 6 Months Ended June 30, 2018
Class A	$1,000.00	$1,083.10	$5.44
Class C	1,000.00	1,079.30	9.32
Class Y	1,000.00	1,083.70	4.14

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.59	5.27
Class C	1,000.00	1,015.87	9.04
Class Y	1,000.00	1,020.83	4.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.05%
Class C	1.80
Class Y	0.80

16       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS June 30, 2018 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—110.1%
New York—90.2%
$375,000	Albany County, NY IDA (Wildwood Programs)[1,2]	4.900%	07/01/2021	$374,985
1,525,000	Albany, NY Capital Resource Corp. (College Saint Rose)[2]	5.375	07/01/2026	1,590,178
1,315,000	Albany, NY Capital Resource Corp. (College Saint Rose)[2]	5.625	07/01/2031	1,372,479
8,165,000	Albany, NY Capital Resource Corp. (College Saint Rose)[2]	5.875	07/01/2041	8,501,725
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2027	347,694
400,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2028	460,244
550,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2029	630,756
350,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2030	400,074
350,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2031	399,287
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000	05/01/2032	227,564
385,000	Albany, NY IDA (Albany Rehabilitation)[2]	8.375	06/01/2023	385,577
1,760,000	Albany, NY IDA (Sage Colleges)	5.300	04/01/2029	1,583,190
315,000	Albany, NY Parking Authority[2]	5.000	07/15/2025	356,596
2,575,000	Amherst, NY Devel. Corp. (Daemen College)[2]	4.000	10/01/2037	2,554,374
2,345,000	Amherst, NY Devel. Corp. (Daemen College)[2]	5.000	10/01/2043	2,542,426
2,000,000	Amherst, NY Devel. Corp. (Daemen College)[2]	5.000	10/01/2048	2,159,620
1,000,000	Amherst, NY Devel. Corp. Student Hsg. (UBF Faculty-Student Hsg. Corp.)[2]	5.000	10/01/2045	1,142,150
2,735,000	Brookhaven, NY IDA (Enecon Corp.)[2]	6.300	11/01/2033	2,736,450
1,235,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250	11/01/2036	1,407,122
2,750,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[2]	5.000	07/15/2026	3,163,297
2,250,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[2]	5.000	07/15/2028	2,562,930
7,500,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[2]	5.000	07/15/2030	8,609,700
64,945,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[2]	5.000	07/15/2042	71,323,248
1,770,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[2]	5.375	10/01/2041	1,917,830
870,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[2]	6.000	10/01/2031	965,161
500,000	Buffalo & Erie County, NY Industrial Land Devel. (CathHS/KMHosp/SOCHOB Obligated Group)[2]	5.250	07/01/2035	552,240
1,500,000	Buffalo & Erie County, NY Industrial Land Devel. (Charter School for Applied Technologies)[2]	4.500	06/01/2027	1,616,325
840,000	Buffalo & Erie County, NY Industrial Land Devel. (Charter School for Applied Technologies)[2]	5.000	06/01/2035	910,258

17       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$300,000	Buffalo, NY Municipal Water Finance Authority[2]	5.000%	07/01/2029	$341,661
150,000	Buffalo, NY Municipal Water Finance Authority[2]	5.000	07/01/2030	170,014
210,000	Buffalo, NY Municipal Water Finance Authority[2]	5.000	07/01/2031	237,170
245,000	Buffalo, NY Municipal Water Finance Authority[2]	5.000	07/01/2032	275,216
880,000	Build NYC Resource Corp. (Manhattan College)[2]	5.000	08/01/2032	1,006,148
1,500,000	Build NYC Resource Corp. (Manhattan College)[2]	5.000	08/01/2036	1,692,315
4,430,000	Build NYC Resource Corp. (Manhattan College)[2]	5.000	08/01/2047	4,968,466
1,100,000	Build NYC Resource Corp. (New York Methodist Hospital)[2]	5.000	07/01/2026	1,234,629
500,000	Build NYC Resource Corp. (New York Methodist Hospital)[2]	5.000	07/01/2030	552,755
1,500,000	Build NYC Resource Corp. (Pratt Paper)[2]	4.500	01/01/2025	1,642,065
3,250,000	Build NYC Resource Corp. (Pratt Paper)[2]	5.000	01/01/2035	3,501,647
860,000	Build NYC Resource Corp. (YMCA of Greater New York)[2]	5.000	08/01/2032	919,400
2,730,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[2]	5.750	11/01/2030	2,694,237
1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)[2]	5.000	05/01/2040	1,060,240
510,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2030	560,862
540,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2031	591,532
200,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2034	217,772
250,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2039	271,387
360,000	Cattaraugus County, NY IDA (St. Bonaventure University)[2]	5.450	09/15/2019	361,242
95,000	Chautauqua, NY Utility District[2]	5.000	06/01/2023	95,168
105,000	Chautauqua, NY Utility District[2]	5.000	06/01/2025	105,164
480,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1,2]	4.850	07/01/2023	481,790
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)[2]	5.000	07/01/2033	1,518,591
2,335,000	Dutchess County, NY IDA (Marist College)[2]	5.000	07/01/2036	2,612,048
1,255,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[2]	5.000	07/01/2030	1,432,231
2,715,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[2]	5.000	07/01/2035	3,055,271
1,195,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[2]	5.000	07/01/2044	1,308,071
25,775,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[2]	5.000	07/01/2046	28,488,592
650,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/NDH/VBHosp Obligated Group)[2]	5.750	07/01/2040	703,943
840,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[2]	5.000	07/01/2034	973,014

18       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$840,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[2]	5.000%		07/01/2036	$968,713
1,205,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[2]	5.000		07/01/2037	1,388,618
2,535,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[2]	5.000		07/01/2042	2,910,535
1,000,000	Dutchess County, NY Water & Wastewater Authority	5.392	[3]	06/01/2027	777,110
1,675,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)[2]	6.750		03/01/2030	1,616,358
2,330,000	Elmira, NY Hsg. Authority (Eastgate Apartments)[2]	6.250		06/01/2044	2,337,572
2,665,000	Erie County, NY IDA (Global Concepts Charter School)[2]	6.250		10/01/2037	2,724,429
715,000	Erie County, NY IDA (The Episcopal Church Home)[2]	6.000		02/01/2028	716,909
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.190	[3]	06/01/2055	10,702,044
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.645	[3]	06/01/2060	33,351,680
1,500,000	Essex County, NY IDA (International Paper Company)[2]	6.625		09/01/2032	1,511,970
300,000	Franklin County, NY Solid Waste Management Authority[2]	5.000		06/01/2025	326,826
55,000	Genesee County, NY IDA (United Memorial Medical Center)[2]	5.000		12/01/2032	55,023
5,495,000	Glen Cove, NY Local Assistance Corp. (Tiegerman School)	5.500		07/01/2044	5,514,232
475,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2029	535,824
1,700,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2029	1,861,823
425,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2030	477,666
390,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2031	436,722
700,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2032	782,138
1,500,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2034	1,628,310
730,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2035	810,891
570,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2036	632,238
650,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2038	718,341
1,250,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2039	1,349,900
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2044	1,078,230

19      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$11,000,000	Hudson Yards, NY Infrastructure Corp.[2]	5.000%	02/15/2038	$12,632,180
15,705,000	Hudson Yards, NY Infrastructure Corp.[2]	5.000	02/15/2039	17,984,110
39,880,000	Hudson Yards, NY Infrastructure Corp.[2]	5.000	02/15/2042	45,505,074
26,500,000	Hudson Yards, NY Infrastructure Corp.[4]	5.000	02/15/2042	30,237,958
30,750,000	Hudson Yards, NY Infrastructure Corp.[2]	5.000	02/15/2045	35,037,472
13,125,000	Hudson Yards, NY Infrastructure Corp.[2]	5.750	02/15/2047	14,254,144
21,325,000	Hudson Yards, NY Infrastructure Corp.[2]	5.750	02/15/2047	23,502,709
2,000,000	Jefferson County, NY Civic Facility Devel. Corp. (Samaritan Medical Center/Samaritan Medical Practice Obligated Group)[2]	5.000	11/01/2037	2,201,760
1,000,000	L.I., NY Power Authority[2]	5.000	09/01/2028	1,178,420
750,000	L.I., NY Power Authority[2]	5.000	09/01/2029	883,147
750,000	L.I., NY Power Authority[2]	5.000	09/01/2030	875,887
2,405,000	L.I., NY Power Authority[2]	5.000	09/01/2037	2,760,699
14,000,000	L.I., NY Power Authority[2]	5.000	09/01/2042	15,974,840
25,000,000	L.I., NY Power Authority[2]	5.000	09/01/2047	28,740,500
7,925,000	L.I., NY Power Authority[2]	5.000	09/01/2047	9,009,140
29,735,000	L.I., NY Power Authority, Series A2	5.000	09/01/2037	32,605,022
12,315,000	L.I., NY Power Authority, Series A2	5.000	09/01/2039	13,690,585
20,000,000	L.I., NY Power Authority, Series A2	5.000	09/01/2042	21,880,800
14,530,000	L.I., NY Power Authority, Series A2	5.000	09/01/2044	16,118,565
5,000,000	L.I., NY Power Authority, Series B2	5.000	09/01/2030	5,765,850
6,280,000	L.I., NY Power Authority, Series B2	5.000	09/01/2035	7,148,838
3,750,000	L.I., NY Power Authority, Series B2	5.000	09/01/2036	4,265,925
12,335,000	L.I., NY Power Authority, Series B2	5.000	09/01/2041	13,946,444
8,760,000	L.I., NY Power Authority, Series B2	5.000	09/01/2046	9,870,856
435,000	Lockport City, NY GO2	5.000	10/15/2020	466,698
455,000	Lockport City, NY GO2	5.000	10/15/2021	498,612
480,000	Lockport City, NY GO2	5.000	10/15/2022	534,427
505,000	Lockport City, NY GO2	5.000	10/15/2023	569,504
530,000	Lockport City, NY GO2	5.000	10/15/2024	601,306
2,270,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)[2]	6.500	12/01/2042	2,270,091
5,000,000	Monroe County, NY IDA (Rochester General Hospital)[2]	5.000	12/01/2046	5,507,750
800,000	Monroe County, NY IDA (Rochester Schools Modernization)[2]	5.000	05/01/2027	958,224
1,200,000	Monroe County, NY IDA (Rochester Schools Modernization)[2]	5.000	05/01/2028	1,428,960
1,500,000	Monroe County, NY IDA (Rochester Schools Modernization)[2]	5.000	05/01/2029	1,775,790
2,000,000	Monroe County, NY IDA (Rochester Schools Modernization)[2]	5.000	05/01/2030	2,357,380
1,000,000	Monroe County, NY IDA (Rochester Schools Modernization)[2]	5.000	05/01/2030	1,139,830
1,520,000	Monroe County, NY IDA (Rochester Schools Modernization)[2]	5.000	05/01/2031	1,786,380
1,500,000	Monroe County, NY IDA (Rochester Schools Modernization)[2]	5.000	05/01/2031	1,703,745

20       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,000,000	Monroe County, NY IDA (Rochester Schools Modernization)[2]	5.000%		05/01/2032	$1,171,830
1,000,000	Monroe County, NY IDA (Rochester Schools Modernization)[2]	5.000		05/01/2033	1,166,720
180,000	Monroe County, NY IDA (University of Rochester)[2]	5.000		07/01/2028	207,715
100,000	Monroe County, NY IDA (Volunteers of America)[2]	5.700		08/01/2018	100,016
2,785,000	Monroe County, NY IDA (Volunteers of America)[2]	5.750		08/01/2028	2,759,684
375,000	Monroe County, NY Industrial Devel. Corp. (Highland Hospital of Rochester)[2]	5.000		07/01/2034	417,746
890,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[2]	5.000		01/15/2038	971,115
850,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[2]	5.000		10/01/2026	933,631
500,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[2]	5.250		10/01/2031	553,110
1,840,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[2]	5.500		10/01/2041	2,049,870
50,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)[2]	5.000		12/01/2037	54,058
2,010,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)[2]	5.000		12/01/2042	2,156,830
500,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	5.000		06/01/2029	557,800
1,515,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	5.000		06/01/2044	1,649,699
960,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	5.500		06/01/2034	1,095,226
850,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	5.625		06/01/2026	928,871
1,495,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	6.000		06/01/2034	1,649,419
5,000,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[2]	5.500		08/15/2040	5,434,500
15,100,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[2]	5.750		08/15/2035	16,633,858
1,500,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)[2]	5.000		07/01/2032	1,703,205
1,000,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)[2]	5.000		07/01/2033	1,130,730
650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.699	[3]	06/01/2061	19,831,500
802,824	Municipal Assistance Corp. for Troy, NY	5.732	[3]	07/15/2021	752,174
1,218,573	Municipal Assistance Corp. for Troy, NY	5.740	[3]	01/15/2022	1,126,339
4,025,000	Nassau County, NY GO2	5.000		04/01/2030	4,555,575
6,475,000	Nassau County, NY GO2	5.000		04/01/2031	7,225,776
7,045,000	Nassau County, NY GO2	5.000		04/01/2032	7,838,126
1,000,000	Nassau County, NY GO2	5.000		01/01/2038	1,116,280
3,335,000	Nassau County, NY GO2	5.000		04/01/2040	3,824,945

21      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$16,665,000	Nassau County, NY GO2	5.000%		04/01/2043	$19,068,260
145,000	Nassau County, NY IDA (ACDS)[2]	5.950		11/01/2022	143,910
2,101,661	Nassau County, NY IDA (Amsterdam at Harborside)[5]	2.000		01/01/2049	357,282
190,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[2]	5.950		11/01/2022	188,571
215,000	Nassau County, NY IDA (Life’s WORCA)[2]	5.950		11/01/2022	213,383
305,000	Nassau County, NY IDA (PLUS Group Home)[2]	6.150		11/01/2022	303,728
150,000	Nassau County, NY IDA, Series A-A2	6.000		06/01/2021	149,797
240,000	Nassau County, NY IDA, Series A-D2	6.000		06/01/2021	239,676
300,000	Nassau County, NY Local Economic Assistance Corp. (CHSLI / SCOSMC / CHS / SANC / SAR / SJRNC / SJR / VMNRC / CHFTEH / VMHCS / CHHSB Obligated Group)[2]	5.000		07/01/2033	327,873
1,585,000	Nassau County, NY Local Economic Assistance Corp. (Hispanic Counseling Center)[2]	5.200		12/01/2037	1,595,112
1,055,215,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.644	[3]	06/01/2060	30,464,057
105,975,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.219	[3]	06/01/2046	11,740,970
40,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.349	[3]	06/01/2060	1,003,200
17,100,000	New Rochelle, NY Corp. Local Devel. (70 Nardozzi/City Dept. of Public Works)[2]	5.125		08/01/2050	17,566,830
500,000	Niagara, NY Area Devel. Corp. (Niagara University)[2]	5.000		05/01/2035	541,915
850,000	Niagara, NY Area Devel. Corp. (Niagara University)[2]	5.000		05/01/2042	916,113
280,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[2]	5.000		04/01/2021	301,381
1,300,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)[2]	7.375		12/15/2021	1,429,558
5,060,000	NY Counties Tobacco Trust I2	6.500		06/01/2035	5,062,682
19,230,000	NY Counties Tobacco Trust I2	6.625		06/01/2042	19,239,038
3,130,000	NY Counties Tobacco Trust II (TASC)[2]	5.625		06/01/2035	3,141,205
9,025,000	NY Counties Tobacco Trust II (TASC)[2]	5.750		06/01/2043	9,155,140
20,000	NY Counties Tobacco Trust III (TASC)[2]	6.000		06/01/2043	20,031
66,335,000	NY Counties Tobacco Trust IV	4.900	[3]	06/01/2050	9,335,988
154,690,000	NY Counties Tobacco Trust IV	5.391	[3]	06/01/2055	10,967,521
608,700,000	NY Counties Tobacco Trust IV	5.822	[3]	06/01/2060	25,449,747
1,790,900,000	NY Counties Tobacco Trust V	6.732	[3]	06/01/2060	57,398,345
348,195,000	NY Counties Tobacco Trust V	6.845	[3]	06/01/2055	24,951,654
3,185,000	NY Counties Tobacco Trust VI2	6.000		06/01/2043	3,540,542
1,195,000	NY Counties Tobacco Trust VI2	6.250		06/01/2025	1,248,166
3,005,000	NY Counties Tobacco Trust VI2	6.450		06/01/2040	3,468,431
1,000,000	NY Counties Tobacco Trust VI (TASC)[2]	5.000		06/01/2036	1,099,220
870,000	NY Counties Tobacco Trust VI (TASC)[2]	5.000		06/01/2041	947,552
3,000,000	NY GO2	5.000		10/01/2037	3,473,250
15,000,000	NY GO2	5.000		04/01/2045	17,339,400

22       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,480,000	NY MTA[2]	5.000%	11/15/2036	$1,703,436
25,000,000	NY MTA[4]	5.000	11/15/2036	28,774,338
23,860,000	NY MTA[4]	5.250	11/15/2056	26,971,280
24,700,000	NY MTA (Green Bond)[2]	5.000	11/15/2034	28,730,546
10,345,000	NY MTA (Green Bond)[2]	5.000	11/15/2056	11,645,366
21,000,000	NY MTA (Green Bond)[4]	5.250	11/15/2057	24,478,090
3,570,000	NY MTA (Green Bond)[2]	5.250	11/15/2057	4,161,263
60,605,000	NY MTA Hudson Rail Yards[2]	5.000	11/15/2056	65,538,853
500,000	NY MTA, Series A2	5.000	11/15/2026	570,965
500,000	NY MTA, Series A2	5.000	11/15/2027	570,965
6,800,000	NY MTA, Series A2	5.250	11/15/2038	7,569,964
5,000,000	NY MTA, Series B2	5.000	11/15/2037	5,675,500
5,135,000	NY MTA, Series B2	5.250	11/15/2039	5,808,147
9,000,000	NY MTA, Series B2	5.250	11/15/2055	10,011,600
4,000,000	NY MTA, Series C2	5.000	11/15/2038	4,384,280
18,000,000	NY MTA, Series C-1[2]	5.000	11/15/2031	21,121,380
3,390,000	NY MTA, Series D2	5.000	11/15/2026	3,769,612
27,675,000	NY MTA, Series D2	5.000	11/15/2030	30,628,199
13,665,000	NY MTA, Series D2	5.000	11/15/2031	16,034,648
2,150,000	NY MTA, Series D2	5.000	11/15/2032	2,374,739
10,000,000	NY MTA, Series D2	5.000	11/15/2034	11,631,800
585,000	NY MTA, Series D2	5.250	11/15/2027	682,578
690,000	NY MTA, Series D2	5.250	11/15/2028	805,092
1,100,000	NY MTA, Series D2	5.250	11/15/2030	1,283,480
1,100,000	NY MTA, Series D2	5.250	11/15/2031	1,283,480
1,100,000	NY MTA, Series D2	5.250	11/15/2032	1,283,480
1,100,000	NY MTA, Series D2	5.250	11/15/2033	1,283,480
8,000,000	NY MTA, Series D-1[2]	5.000	11/01/2027	8,874,240
3,500,000	NY MTA, Series D-1[2]	5.000	11/01/2028	3,877,930
10,000,000	NY MTA, Series D-1[2]	5.000	11/15/2033	11,312,700
4,580,000	NY MTA, Series F2	5.000	11/15/2025	5,117,097
36,670,000	NY MTA, Series F2	5.000	11/15/2030	40,583,056
1,350,000	NY MTA, Series H2	5.000	11/15/2025	1,508,314
1,650,000	NY MTA, Series H2	5.000	11/15/2025	1,867,041
940,000	NY MTA, Series H2	5.000	11/15/2033	1,037,845
8,470,000	NY MTA,Series C2	5.000	11/15/2056	9,423,214
400,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2028	447,440
3,200,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2029	3,589,312
4,180,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2032	4,897,497
4,350,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2033	5,070,665
2,790,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2034	3,237,990
12,450,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2036	14,385,975
4,455,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2037	5,144,010
12,260,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2037	14,156,132
9,100,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2038	10,499,762
1,515,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2038	1,748,037
10,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2041	11,399,400
14,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2042	16,209,200

23      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$20,000,000	NY Triborough Bridge & Tunnel Authority[4]	5.000%		11/15/2044	$23,223,650
3,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2044	3,483,990
4,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2046	4,544,720
10,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2046	11,594,900
7,500,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2047	8,584,575
4,000,000	NY TSASC, Inc. (TFABs)[2]	5.000		06/01/2041	4,337,800
8,000,000	NY Utility Debt Securitization Authority[2]	5.000		12/15/2034	9,271,200
5,000,000	NY Utility Debt Securitization Authority[2]	5.000		12/15/2035	5,779,050
15,000,000	NY Utility Debt Securitization Authority[2]	5.000		12/15/2038	17,587,200
8,500,000	NY Utility Debt Securitization Authority[2]	5.000		12/15/2041	9,927,830
3,000,000	NYC GO2	4.000		10/01/2041	3,112,650
5,000,000	NYC GO2	5.000		08/01/2029	5,466,450
3,000,000	NYC GO2	5.000		08/01/2029	3,317,220
2,500,000	NYC GO2	5.000		10/01/2029	2,774,600
4,000,000	NYC GO2	5.000		08/01/2030	4,647,840
350,000	NYC GO2	5.000		10/01/2030	388,294
3,300,000	NYC GO2	5.000		10/01/2033	3,651,186
10,495,000	NYC GO2	5.000		06/01/2034	11,929,352
1,915,000	NYC GO2	5.000		10/01/2034	2,116,343
10,000,000	NYC GO4	5.000		10/01/2034	10,851,300
10,000,000	NYC GO2	5.000		06/01/2035	11,346,500
3,800,000	NYC GO2	5.000		08/01/2035	4,112,550
325,000	NYC GO2	5.000		05/15/2036	334,867
1,015,000	NYC GO2	5.000		05/15/2036	1,042,781
4,000,000	NYC GO2	5.000		08/01/2038	4,566,920
5,200,000	NYC GO2	5.000		12/01/2038	5,963,776
18,815,000	NYC GO2	5.000		12/01/2041	21,488,423
25,000,000	NYC GO2	5.000		03/01/2044	28,893,250
9,260,000	NYC GO4	5.250		03/01/2021	9,486,291
10,740,000	NYC GO4	5.250		03/01/2021	10,999,559
65,000	NYC GO2	5.250		09/01/2025	65,401
185,000	NYC GO2	5.250		09/01/2025	186,199
230,000	NYC GO2	5.250		06/01/2027	230,695
7,040,000	NYC GO2	5.250		10/01/2033	8,391,680
5,000	NYC GO2	5.320	[6]	01/15/2028	5,014
380,000	NYC GO2	5.375		06/01/2032	381,243
2,955,000	NYC GO2	5.500		04/01/2022	3,042,763
10,000	NYC GO2	5.500		11/15/2037	10,033
45,000	NYC GO2	6.250		12/15/2031	45,983
5,000	NYC GO2	7.750		08/15/2028	5,037
1,475,000	NYC GO Tender Option Bond Series 2015- XF2142 Trust[7]	13.937	[8]	05/15/2031	1,642,206
875,000	NYC GO Tender Option Bond Series 2015- XF2142-2 Trust[7]	13.895	[8]	05/15/2033	973,525
5,395,000	NYC GO Tender Option Bond Series 2015- XF2142-3 Trust[7]	13.925	[8]	05/15/2036	5,984,188
5,030,000	NYC HDC (Multifamily Hsg.)[2]	4.300		11/01/2047	5,164,351
890,000	NYC HDC (Multifamily Hsg.)[2]	4.950		11/01/2039	906,100

24       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,090,000	NYC HDC (Multifamily Hsg.)[4]	5.500%	11/01/2034	$3,157,503
25,000	NYC HDC (Multifamily Hsg.)[2]	5.550	11/01/2039	25,467
2,840,000	NYC HDC (Multifamily Hsg.)[4]	5.550	11/01/2039	2,891,219
10,910,000	NYC HDC (Multifamily Hsg.)[4]	5.700	11/01/2046	11,116,497
785,000	NYC IDA (Allied Metal)[2]	7.125	12/01/2027	785,597
1,065,000	NYC IDA (Amboy Properties)[2]	6.750	06/01/2020	1,065,021
22,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[2]	6.200	10/01/2022	22,776,212
240,000	NYC IDA (Community Resource Center for the Developmentally Disabled)[1,2]	5.250	07/01/2022	240,022
1,255,000	NYC IDA (Comprehensive Care Management)[2]	6.000	05/01/2026	1,260,710
3,000,000	NYC IDA (Comprehensive Care Management)[2]	6.125	11/01/2035	2,960,400
2,765,000	NYC IDA (Comprehensive Care Management)[2]	6.375	11/01/2028	2,766,078
1,095,000	NYC IDA (Comprehensive Care Management)[2]	6.375	11/01/2028	1,095,350
5,685,000	NYC IDA (Cool Wind Ventilation)[2]	6.075	11/01/2027	5,855,493
170,000	NYC IDA (EIISFAC/SFUMP/YAI/AFSFBM/SNP Obligated Group)[1,2]	4.750	07/01/2020	168,980
1,470,000	NYC IDA (Gourmet Boutique)[2]	10.000	05/01/2021	1,406,922
7,150,000	NYC IDA (Guttmacher Institute)[2]	5.750	12/01/2036	7,171,593
300,000	NYC IDA (Independent Living Assoc.)[1,2]	6.200	07/01/2020	300,093
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[2]	6.375	11/01/2038	9,290,880
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[2]	6.375	11/01/2038	1,918,934
10,620,000	NYC IDA (MediSys Health Network)[2]	6.250	03/15/2024	10,620,956
255,000	NYC IDA (Special Needs Facilities Pooled Program)[1,2]	6.650	07/01/2023	255,385
8,100,000	NYC IDA (The Child School)[2]	7.550	06/01/2033	8,190,234
3,145,000	NYC IDA (Therapy & Learning Center)[2]	8.250	09/01/2031	3,151,384
5,000,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)[2]	5.000	07/01/2034	5,457,850
375,000	NYC IDA (World Casing Corp.)[2]	6.700	11/01/2019	375,094
6,800,000	NYC IDA (Yankee Stadium)[2,9]	3.303	03/01/2022	6,883,028
170,000	NYC IDA (Yankee Stadium)[2]	5.000	03/01/2031	171,180
270,000	NYC IDA (Yankee Stadium)[2]	5.000	03/01/2036	270,478
18,110,000	NYC IDA (Yankee Stadium)[2]	5.000	03/01/2046	18,206,707
16,500,000	NYC IDA (Yankee Stadium)[2]	7.000	03/01/2049	17,074,200
24,270,000	NYC IDA (Yeled Yalda Early Childhood)[2]	5.725	11/01/2037	23,564,228
8,950,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2031	9,475,007
9,655,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2036	10,896,247
5,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2036	5,642,800
515,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2037	595,752
20,000,000	NYC Municipal Water Finance Authority[4]	5.000	06/15/2037	23,136,000
10,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2038	11,559,500
15,440,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2038	17,729,598
10,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2039	11,272,800
17,500,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2040	20,298,775
35,000,000	NYC Municipal Water Finance Authority[4]	5.000	06/15/2046	40,162,150
3,115,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2046	3,574,431

25      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$6,000,000	NYC Municipal Water Finance Authority[2]	5.000%	06/15/2047	$6,827,340
20,000,000	NYC Municipal Water Finance Authority[4]	5.000	06/15/2048	23,047,200
1,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2048	1,145,810
7,525,000	NYC Municipal Water Finance Authority[2]	5.250	06/15/2040	7,773,476
7,405,000	NYC Municipal Water Finance Authority[2]	5.250	06/15/2044	8,153,942
5,485,000	NYC Municipal Water Finance Authority[2]	5.250	06/15/2047	6,422,387
21,570,000	NYC Municipal Water Finance Authority[4]	5.375	06/15/2043	23,367,236
31,750,000	NYC Municipal Water Finance Authority[4]	5.500	06/15/2043	34,503,445
700,000	NYC Transitional Finance Authority[2]	5.125	01/15/2034	713,237
650,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2029	751,283
3,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2030	3,408,780
8,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2034	9,072,800
6,500,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2034	7,315,295
5,405,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2035	6,115,109
5,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2035	5,769,000
6,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2036	6,776,040
25,000,000	NYC Transitional Finance Authority (Building Aid)[4]	5.000	07/15/2037	27,348,938
5,410,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2040	5,833,928
7,500,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2043	8,671,575
4,165,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2043	4,687,041
15,000,000	NYC Transitional Finance Authority (Building Aid)[4]	5.250	07/15/2037	16,397,100
11,165,000	NYC Transitional Finance Authority (Building Aid)[2]	5.250	07/15/2045	13,231,753
1,700,000	NYC Transitional Finance Authority (Building Aid)[2]	5.500	01/15/2039	1,734,510
20,335,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000	02/01/2030	22,678,168
10,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	11/01/2030	11,744,000
12,975,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	11/01/2031	15,193,466
9,020,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	11/01/2032	10,539,148
5,180,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	11/01/2033	6,026,049
15,000,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000	05/01/2034	16,332,075
8,190,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2035	8,924,561
9,850,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	08/01/2036	11,268,893
3,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	08/01/2038	3,422,880
16,610,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2039	19,010,976
7,310,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	05/01/2039	8,393,415
2,388,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2040	2,697,437
34,035,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000	05/01/2040	38,573,411
5,695,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2041	6,373,844
5,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2043	5,706,600
30,000,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000	02/01/2043	34,239,500
2,105,000	NYC Transitional Finance Authority (Future Tax)[2]	5.250	02/01/2030	2,272,705
4,275,000	NYC Transitional Finance Authority (Future Tax)[2]	5.500	11/01/2035	4,639,016
2,500,000	NYC Trust for Cultural Resources (Museum of Modern Art)[2]	4.000	04/01/2031	2,740,625
6,935,000	NYS Convention Center Devel. Corp. (Hotel Unit)[2]	5.000	11/15/2040	7,820,946
4,220,000	NYS Convention Center Devel. Corp. (Hotel Unit)[2]	5.000	11/15/2041	4,810,125
4,500,000	NYS Convention Center Devel. Corp. (Hotel Unit)[2]	5.000	11/15/2045	5,046,480
13,300,000	NYS Convention Center Devel. Corp. (Hotel Unit)[2]	5.000	11/15/2046	15,086,323
3,935,000	NYS DA (ALIA-PSCH)[2]	4.800	12/01/2023	3,996,858

26       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$10,325,000	NYS DA (ALIA-PSCH)[2]	5.350%	12/01/2035	$10,547,504
4,900,000	NYS DA (ALIA-PSCH)[2]	6.175	12/01/2031	4,951,842
850,000	NYS DA (Brooklyn Law School)[2]	5.000	07/01/2027	930,300
850,000	NYS DA (Brooklyn Law School)[2]	5.000	07/01/2028	927,937
430,000	NYS DA (Brooklyn Law School)[2]	5.000	07/01/2029	468,064
430,000	NYS DA (Brooklyn Law School)[2]	5.000	07/01/2030	467,040
500,000	NYS DA (Catholic Health System)[2]	5.000	07/01/2032	526,970
260,000	NYS DA (Catholic Health System)[2]	5.000	07/01/2032	274,024
25,000	NYS DA (City University)[2]	5.250	07/01/2030	29,393
115,000	NYS DA (Columbia University)[2]	5.000	10/01/2045	151,690
300,000	NYS DA (Culinary Institute of America)[2]	5.000	07/01/2034	323,367
650,000	NYS DA (Fordham University)[2]	5.000	07/01/2030	759,629
200,000	NYS DA (Fordham University)[2]	5.000	07/01/2030	226,840
800,000	NYS DA (Fordham University)[2]	5.000	07/01/2031	932,856
750,000	NYS DA (Fordham University)[2]	5.000	07/01/2032	873,263
1,200,000	NYS DA (Fordham University)[2]	5.000	07/01/2041	1,352,196
150,000	NYS DA (Icahn School of Medicine at Mount Sinai)[2]	5.000	07/01/2034	166,602
2,800,000	NYS DA (Icahn School of Medicine at Mount Sinai)[2]	5.000	07/01/2040	3,084,116
5,300,000	NYS DA (Interagency Council)[1,2]	7.000	07/01/2035	5,781,452
3,000,000	NYS DA (Iona College)[2]	5.000	07/01/2032	3,213,780
16,140,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[2]	5.500	12/01/2047	16,139,677
10,000	NYS DA (Mental Health Services Facilities)[2]	5.000	02/15/2037	10,028
860,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[2]	5.000	07/01/2029	881,930
1,000,000	NYS DA (New School University)[2]	5.750	07/01/2050	1,078,070
2,100,000	NYS DA (New School)[2]	5.000	07/01/2040	2,318,589
1,515,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[2]	5.000	05/01/2033	1,706,723
11,500,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[2]	5.250	05/01/2034	12,598,825
2,475,000	NYS DA (NYU Hospitals Center)[2]	5.000	07/01/2036	2,756,210
5,000,000	NYS DA (NYU)[2]	4.000	07/01/2036	5,298,450
10,115,000	NYS DA (NYU)[2]	4.000	07/01/2037	10,757,909
2,500,000	NYS DA (NYU)[2]	5.000	07/01/2035	2,881,850
1,680,000	NYS DA (NYU)[2]	5.000	07/01/2038	1,969,884
5,890,000	NYS DA (NYU)[2]	5.000	07/01/2045	6,632,199
3,200,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2029	3,611,680
1,900,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2030	2,139,742
1,200,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2032	1,346,508
1,700,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2033	1,900,617
1,300,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2035	1,443,936
800,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2036	886,640
800,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2037	885,992

27      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,000,000	NYS DA (Pratt Institute)[2]	5.000%	07/01/2034	$1,108,980
500,000	NYS DA (Pratt Institute)[2]	5.000	07/01/2046	559,675
39,540,000	NYS DA (Sales Tax)[4]	5.000	03/15/2033	45,894,610
6,000,000	NYS DA (Sales Tax)[2]	5.000	03/15/2034	6,957,480
39,540,000	NYS DA (Sales Tax)[4]	5.000	03/15/2035	45,916,798
6,850,000	NYS DA (Sales Tax)[2]	5.000	03/15/2038	7,897,571
30,000,000	NYS DA (Sales Tax)[4]	5.000	03/15/2038	34,588,000
2,970,000	NYS DA (Sales Tax)[2]	5.000	03/15/2041	3,411,936
43,330,000	NYS DA (Sales Tax)[2]	5.000	03/15/2044	50,258,034
1,750,000	NYS DA (School District Bond Financing Program), Series C2	7.250	10/01/2028	1,775,673
2,645,000	NYS DA (School District Bond Financing Program), Series C2	7.375	10/01/2033	2,684,596
245,000	NYS DA (Siena College)[2]	5.125	07/01/2039	253,734
270,000	NYS DA (St. John’s University)[2]	5.000	07/01/2028	300,729
20,000	NYS DA (St. John’s University)[2]	5.000	07/01/2030	22,358
5,600,000	NYS DA (St. John’s University)[2]	5.000	07/01/2030	6,100,136
400,000	NYS DA (St. John’s University)[2]	5.000	07/01/2034	447,996
41,000,000	NYS DA (St. Mary’s Hospital for Children)[2]	7.875	11/15/2041	42,961,440
5,000,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2028	5,912,400
10,000,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	03/15/2031	11,427,000
8,750,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2032	10,170,825
23,435,000	NYS DA (State Personal Income Tax Authority)[4]	5.000	02/15/2033	27,062,345
14,230,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2034	16,365,781
15,915,000	NYS DA (State Personal Income Tax Authority)[4]	5.000	03/15/2034	17,091,926
19,490,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2036	22,527,906
5,000,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	03/15/2036	5,674,200
2,145,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2037	2,461,538
9,000,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2038	10,320,750
9,000,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2039	10,260,090
27,995,000	NYS DA (State Personal Income Tax Authority)[4]	5.000	02/15/2040	31,893,115
11,710,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2042	13,083,349
1,585,000	NYS DA (State University of New York)[2]	5.000	07/01/2035	1,678,800
3,000,000	NYS DA (State University of New York)[2]	5.000	07/01/2040	3,169,050
4,000,000	NYS DA (State University of New York)[2]	5.000	07/01/2045	4,485,280
22,500,000	NYS DA (State University of New York)[2]	5.000	07/01/2048	25,274,925
2,875,000	NYS DA (TCUS/TCO/TU/TUNV/NYMC Obligated Group)[2]	5.000	01/01/2033	3,191,365
4,045,000	NYS DA (TCUS/TCO/TU/TUNV/NYMC Obligated Group)[2]	5.000	01/01/2038	4,432,228
5,240,000	NYS DA (The Bronx-Lebanon Hospital Center)[2]	6.250	02/15/2035	5,395,052
5,050,000	NYS DA (The New School)[2]	4.000	07/01/2043	5,185,542
1,545,000	NYS DA (The New School)[2]	5.000	07/01/2030	1,775,190
4,395,000	NYS DA (The New School)[2]	5.000	07/01/2031	4,719,307
3,490,000	NYS DA (The New School)[2]	5.000	07/01/2035	3,954,030
2,490,000	NYS DA (The New School)[2]	5.000	07/01/2036	2,815,119
3,735,000	NYS DA (The New School)[2]	5.000	07/01/2037	4,219,728
2,905,000	NYS DA (The New School)[2]	5.000	07/01/2041	3,268,241
3,300,000	NYS DA (The New School)[2]	5.000	07/01/2046	3,699,630

28       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$4,375,000	NYS DA (Touro College and University System)[2]	5.500%		01/01/2039	$4,841,944
5,135,000	NYS DA (Touro College and University System)[2]	5.500		01/01/2044	5,668,475
20,000	NYS DA (UCPHCA / Jawonio / FRC / CPW / UCPANYS / UCP Obligated Group)[2]	5.000		07/01/2034	20,056
25,010,000	NYS DA (United Cerebral Palsy Assoc. of NYS)[2]	5.375		09/01/2050	25,272,105
7,540,000	NYS DA (United Cerebral Palsy Assoc. of Putnam & Southern Dutchess Counties)[2]	5.375		10/01/2042	7,600,471
865,000	NYS DA (University of Rochester)[2]	5.750	[6]	07/01/2039	901,148
135,000	NYS DA (University of Rochester)[2]	5.750	[6]	07/01/2039	140,519
100,000	NYS DA (Yeshiva University)[2]	5.000		09/01/2034	103,929
2,785,000	NYS DA (Yeshiva University)[2]	5.000		09/01/2034	2,825,327
615,000	NYS DA (Yeshiva University)[2]	5.000		09/01/2034	639,163
5,220,000	NYS DA (Yeshiva University)[2]	5.000		09/01/2038	5,265,936
1,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)[2]	5.000		06/15/2032	1,165,110
1,405,000	NYS EFC (Clean Water & Drinking Revolving Funds)[2]	5.000		06/15/2037	1,409,215
20,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)[4]	5.000		06/15/2047	23,114,300
5,000,000	NYS EFC (Green Bond)[2]	5.000		08/15/2047	5,792,300
19,030,000	NYS EFC (NYC Municipal Water Finance Authority)[2]	5.000		06/15/2046	21,997,729
27,670,000	NYS ERDA (Niagara Mohawk Power Corp.)[2]	0.941	[10]	12/01/2023	27,670,000
3,080,000	NYS HFA (Affordable Hsg.)[2]	4.000		05/01/2047	3,145,758
2,295,000	NYS HFA (Affordable Hsg.)[2]	4.150		05/01/2048	2,351,388
2,000,000	NYS HFA (Affordable Hsg.)[2]	5.000		11/01/2042	2,049,360
585,000	NYS HFA (Affordable Hsg.)[2]	5.200		11/01/2030	585,807
2,365,000	NYS HFA (Affordable Hsg.)[2]	5.250		11/01/2038	2,367,389
10,220,000	NYS HFA (Affordable Hsg.)[4]	5.450		11/01/2045	10,196,505
1,080,000	NYS HFA (Affordable Hsg.)[2]	6.450		11/01/2029	1,096,006
150,000	NYS HFA (Affordable Hsg.)[2]	6.750		11/01/2038	152,304
860,000	NYS HFA (Friendship)[2]	5.100		08/15/2041	860,800
945,000	NYS HFA (Golden Age Apartments)[2]	5.000		02/15/2037	945,851
145,000	NYS HFA (Highland Avenue Senior Apartments)[2]	5.000		02/15/2039	145,500
125,000	NYS HFA (Horizons at Wawayanda)[2]	5.150		11/01/2040	125,139
2,080,000	NYS HFA (Multifamily Hsg.)[2]	5.375		02/15/2035	2,082,434
1,710,000	NYS HFA (Multifamily Hsg.)[2]	5.650		02/15/2034	1,712,428
310,000	NYS HFA (Tiffany Gardens)[2]	5.125		08/15/2037	310,992
7,340,000	NYS HFA, Series C2	4.000		11/01/2046	7,426,539
7,150,000	NYS Liberty Devel. Corp. (1 World Trade Center Port Authority)[2]	5.000		12/15/2041	7,742,163
1,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[2]	5.000		11/15/2031	1,089,680
20,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[2]	5.750		11/15/2051	22,298,200
62,345,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[4]	5.625		01/15/2046	65,974,123
37,165,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[2]	5.250		10/01/2035	46,244,409
4,795,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[2]	5.500		10/01/2037	6,200,462

29      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$15,000,000	NYS Liberty Devel. Corp. (One Bryant Park)[4]	5.125%	01/15/2044	$15,651,225
16,700,000	NYS Power Authority[2]	5.000	11/15/2047	16,743,587
1,480,000	NYS Thruway Authority[2]	5.000	01/01/2031	1,741,708
7,650,000	NYS Thruway Authority[2]	5.000	01/01/2032	8,323,583
1,055,000	NYS Thruway Authority[2]	5.000	01/01/2032	1,236,766
1,055,000	NYS Thruway Authority[2]	5.000	01/01/2033	1,232,008
1,860,000	NYS Thruway Authority[2]	5.000	01/01/2034	2,163,701
2,115,000	NYS Thruway Authority[2]	5.000	01/01/2035	2,454,648
37,465,000	NYS Thruway Authority[2]	5.000	01/01/2046	41,900,481
33,695,000	NYS Thruway Authority[2]	5.250	01/01/2056	38,145,436
2,000,000	NYS Thruway Authority Highway & Bridge Trust Fund[2]	5.000	04/01/2029	2,207,740
11,600,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	4.000	07/01/2035	11,835,596
3,500,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	4.000	07/01/2036	3,567,305
36,250,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	5.000	07/01/2041	39,248,963
30,345,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	5.000	07/01/2046	32,770,172
79,650,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	5.250	01/01/2050	86,813,721
8,000,000	NYS Transportation Devel. Corp. (Delta Air Lines/ LaGuardia Airport Terminals)[2]	5.000	01/01/2030	9,107,760
5,565,000	NYS Transportation Devel. Corp. (Delta Air Lines/ LaGuardia Airport Terminals)[2]	5.000	01/01/2034	6,248,716
5,000,000	NYS Transportation Devel. Corp. (Delta Air Lines/ LaGuardia Airport Terminals)[2]	5.000	01/01/2036	5,592,850
2,860,000	NYS UDC (State Personal Income Tax Authority)[2]	5.000	03/15/2027	3,349,146
10,000,000	NYS UDC (State Personal Income Tax Authority)[2]	5.000	03/15/2035	11,376,200
4,000,000	NYS UDC (State Personal Income Tax Authority)[2]	5.000	03/15/2035	4,563,920
5,000,000	NYS UDC (State Personal Income Tax Authority)[2]	5.000	03/15/2036	5,785,500
19,200,000	NYS UDC (State Personal Income Tax Authority)[2]	5.000	03/15/2037	22,199,616
18,040,000	NYS UDC (State Personal Income Tax Authority)[2]	5.000	03/15/2041	20,764,581
1,185,000	Onondaga County, NY IDA (Free Library)[2]	5.125	03/01/2030	1,191,352
1,115,000	Onondaga County, NY IDA (Free Library)[2]	5.125	03/01/2037	1,120,731
1,300,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000	05/01/2033	1,470,118
840,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000	05/01/2034	945,806
1,150,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000	05/01/2037	1,277,213
650,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000	05/01/2040	718,783
1,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.000	07/01/2032	1,066,990
2,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.375	07/01/2040	2,098,020

30       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,465,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[2]	5.250%	12/01/2041	$3,791,264
1,320,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2037	1,416,109
1,435,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000	07/01/2042	1,530,026
1,410,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[2]	5.375	12/01/2021	1,413,638
2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[2]	5.375	12/01/2026	2,240,096
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[2]	5.375	12/01/2026	6,349,496
3,205,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000	10/01/2030	3,259,293
2,000,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000	10/01/2035	2,007,080
8,065,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000	10/01/2045	7,923,056
10,805,000	Oyster Bay, NY GO2	3.250	02/01/2031	10,640,008
5,000,000	Oyster Bay, NY GO2	3.250	02/01/2032	4,892,200
9,585,000	Oyster Bay, NY GO2	4.000	02/01/2033	9,927,185
26,615,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	5.750	12/01/2022	27,696,634
32,175,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	5.750	12/01/2025	33,482,914
1,000,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	6.000	12/01/2036	1,096,160
345,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	6.500	12/01/2028	361,270
16,800,000	Port Authority NY/NJ (KIAC)[2]	6.750	10/01/2019	17,519,880
15,300,000	Port Authority NY/NJ, 161st Series[4]	5.000	10/15/2031	15,954,840
21,515,000	Port Authority NY/NJ, 166th Series[4]	5.000	01/15/2041	22,927,024
15,000,000	Port Authority NY/NJ, 166th Series[4]	5.250	07/15/2036	16,180,350
2,720,000	Port Authority NY/NJ, 169th Series[2]	5.000	10/15/2036	2,929,413
400,000	Port Authority NY/NJ, 172nd Series[2]	5.000	10/01/2034	436,268
8,340,000	Port Authority NY/NJ, 186th Series[2]	5.000	10/15/2033	9,298,516
9,170,000	Port Authority NY/NJ, 186th Series[2]	5.000	10/15/2034	10,207,219
7,000,000	Port Authority NY/NJ, 197th Series[2]	5.000	11/15/2035	7,912,730
5,550,000	Port Authority NY/NJ, 197th Series[2]	5.000	11/15/2036	6,251,964
10,000,000	Port Authority NY/NJ, 197th Series[2]	5.000	11/15/2041	11,210,400
28,000,000	Port Authority NY/NJ, 198th Series[4]	5.250	11/15/2056	32,383,249
3,000,000	Port Authority NY/NJ, 200th Series[2]	5.000	10/15/2047	3,437,700
10,000,000	Port Authority NY/NJ, 207th Series[2]	4.000	03/15/2035	10,416,200
4,020,000	Port Authority NY/NJ, 207th Series[2]	4.000	09/15/2043	4,133,887
20,250,000	Port Authority NY/NJ, 331st Series[4]	5.000	07/15/2039	21,436,519
100,000	Poughkeepsie, NY GO2	4.400	06/01/2024	100,191
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[2]	6.000	08/01/2032	2,761,640
2,525,000	Ramapo, NY Local Devel. Corp.[2]	5.000	03/15/2033	2,608,022

31      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,500,000	Rensselaer County, NY IDA (Franciscan Heights)[2]	5.375%	12/01/2036	$1,502,700
1,000,000	Riverhead, NY IDA (Riverhead Charter School)[2]	7.000	08/01/2048	1,109,900
765,000	Rockland County, NY IDA (CRV/Rockland County Assoc. for the Learning Disabled Obligated Group)[1,2]	4.900	07/01/2021	762,476
3,515,000	Saratoga County, NY Capital Resource Corp. (Skidmore College)[2]	5.000	07/01/2048	4,010,545
10,720,000	Schenectady County, NY Capital Resource Corp. (Union College)[2]	5.000	01/01/2047	12,111,242
1,510,000	St. Lawrence County, NY IDA (Clarkson University)[2]	5.000	09/01/2041	1,625,862
4,775,000	St. Lawrence County, NY IDA (Clarkson University)[2]	5.375	09/01/2041	5,195,678
520,000	St. Lawrence County, NY IDA (Clarkson University)[2]	6.000	09/01/2034	577,985
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[2]	7.250	12/01/2029	3,853,237
1,280,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2030	1,402,112
1,355,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2031	1,482,465
540,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2036	614,617
205,000	Suffern, NY GO2	5.000	03/15/2020	214,906
11,405,000	Suffolk County, NY Economic Devel. Corp. (CHSLI / CHFTEH / SANC / SAR / SJRNC / SJR / VMNRC / VMHCS / CHHSB / CHS / SCOSMC Obligated Group)[2]	5.000	07/01/2028	12,291,169
650,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[2]	6.750	06/01/2027	658,613
4,200,000	Suffolk County, NY Economic Devel. Corp., Series A2	7.375	12/01/2040	4,419,744
135,000	Suffolk County, NY IDA (ACLD)[2]	6.000	12/01/2019	135,032
780,000	Suffolk County, NY IDA (ALIA-ACLD)[2]	5.950	10/01/2021	782,426
845,000	Suffolk County, NY IDA (ALIA-Adelante)[2]	6.500	11/01/2037	848,076
1,075,000	Suffolk County, NY IDA (ALIA-DDI)[2]	5.950	10/01/2021	1,078,343
305,000	Suffolk County, NY IDA (ALIA-FREE)[2]	5.950	10/01/2021	305,949
220,000	Suffolk County, NY IDA (ALIA-IGHL)[2]	5.950	10/01/2021	220,684
270,000	Suffolk County, NY IDA (ALIA-IGHL)[2]	5.950	11/01/2022	267,651
295,000	Suffolk County, NY IDA (ALIA-IGHL)[2]	6.000	10/01/2031	295,162
205,000	Suffolk County, NY IDA (ALIA-NYS ARC)[2]	5.950	11/01/2022	203,217
730,000	Suffolk County, NY IDA (ALIA-UCPAGS)[2]	5.950	10/01/2021	732,270
190,000	Suffolk County, NY IDA (ALIA-WORCA)[2]	5.950	11/01/2022	192,027
15,000	Suffolk County, NY IDA (DDI)[2]	6.000	12/01/2019	15,004
46,745	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2036	45,109
55,000	Suffolk County, NY IDA (Independent Group Home Living)[2]	6.000	12/01/2019	55,013
155,000	Suffolk County, NY IDA (Independent Group Home Living)[2]	6.000	10/01/2020	154,182

32       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$16,055,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[2]	5.500%		01/01/2023	$16,061,422
40,000	Suffolk County, NY IDA (Suffolk Hotels)[2]	6.000		10/01/2020	39,996
335,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)[2]	6.000		12/01/2019	335,080
350,000	Suffolk County, NY IDA (WORCA)[2]	6.000		10/01/2020	350,378
69,295,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625	[6]	06/01/2044	73,212,939
227,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	7.996	[3]	06/01/2048	21,692,444
5,760,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	5,402,880
3,780,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	3,545,640
5,830,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	5,468,540
13,865,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	13,005,370
40,865,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	38,331,370
1,500,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2028	1,658,655
1,825,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2029	1,999,050
2,000,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2030	2,185,240
2,000,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2031	2,178,380
6,250,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2032	6,790,313
14,400,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2033	15,605,712
10,050,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2034	10,857,317
16,100,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2035	17,349,682
3,800,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2036	4,087,280
22,465,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[2]	5.000		09/01/2030	23,731,127
945,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[2]	5.125		09/01/2040	993,573
4,520,000	Westchester County, NY Healthcare Corp., Series A2	5.000		11/01/2044	4,834,773
1,700,000	Westchester County, NY Healthcare Corp., Series B2	5.125		11/01/2041	1,800,793
990,000	Westchester County, NY IDA (Clearview School)[1,2]	7.250		01/01/2035	989,901
2,165,000	Westchester County, NY Local Devel. Corp. (Sarah Lawrence College)[2]	4.000		06/01/2030	2,189,854
2,190,000	Westchester County, NY Local Devel. Corp. (Sarah Lawrence College)[2]	4.000		06/01/2031	2,209,184
1,500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)[2]	5.000		06/01/2030	1,510,380
13,730,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[2]	5.000		11/01/2046	14,774,441
1,215,000	Yonkers, NY Parking Authority[2]	6.000		06/15/2024	1,214,927
					4,623,216,271
U.S. Possessions—19.9%
1,830,000	Guam Education Financing Foundation COP[2]	5.000		10/01/2022	2,016,971
3,840,000	Guam Education Financing Foundation COP[2]	5.000		10/01/2023	4,306,982
1,735,000	Guam Government Waterworks Authority & Wastewater System[2]	5.250		07/01/2025	1,929,268
345,000	Guam Hsg. Corp. (Single Family Mtg.)[2]	5.750		09/01/2031	349,506
1,230,000	Guam Power Authority, Series A2	5.000		10/01/2023	1,358,277

33      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,560,000	Guam Power Authority, Series A2	5.000%		10/01/2024	$1,705,532
2,790,000	Guam Power Authority, Series A2	5.000		10/01/2030	2,984,268
1,145,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	1,113,512
18,375,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	16,813,125
5,930,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	5,589,025
1,950,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	1,638,000
49,000,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.125		07/01/2047	49,121,520
1,580,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	1,327,200
35,800,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	30,072,000
30,135,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	25,313,400
22,680,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125	[6]	07/01/2024	19,107,900
38,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.716	[3]	05/15/2050	4,279,275
3,244,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[3]	05/15/2057	144,948,790
3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.372	[3]	05/15/2057	101,162,144
2,000,000	Puerto Rico Commonwealth GO5	5.000		07/01/2033	855,000
2,200,000	Puerto Rico Commonwealth GO5	5.250		07/01/2026	940,500
2,500,000	Puerto Rico Commonwealth GO5	5.250		07/01/2032	1,068,750
5,000,000	Puerto Rico Commonwealth GO5	5.375		07/01/2033	2,137,500
42,700,000	Puerto Rico Commonwealth GO5	5.500		07/01/2032	18,254,250
3,205,000	Puerto Rico Commonwealth GO5	5.625		07/01/2033	1,354,112
25,000,000	Puerto Rico Commonwealth GO5	5.750		07/01/2036	10,562,500
770,000	Puerto Rico Commonwealth GO5	5.875		07/01/2036	329,175
1,270,000	Puerto Rico Commonwealth GO, NPFGC[2]	6.000		07/01/2028	1,295,781
1,000,000	Puerto Rico Commonwealth GO5	6.000		07/01/2028	422,500
2,700,000	Puerto Rico Commonwealth GO5	6.000		07/01/2035	1,140,750
390,000	Puerto Rico Commonwealth GO5	6.000		07/01/2039	166,725
3,670,000	Puerto Rico Commonwealth GO5	6.000		07/01/2040	1,550,575
5,675,000	Puerto Rico Commonwealth GO5	6.500		07/01/2040	2,397,687
1,866,385	Puerto Rico Electric Power Authority[5]	10.000		07/01/2019	839,873
1,866,384	Puerto Rico Electric Power Authority[5]	10.000		07/01/2019	839,873
1,967,211	Puerto Rico Electric Power Authority[5]	10.000		01/01/2021	885,245
1,967,211	Puerto Rico Electric Power Authority[5]	10.000		07/01/2021	885,245
655,737	Puerto Rico Electric Power Authority[5]	10.000		01/01/2022	295,082
655,738	Puerto Rico Electric Power Authority[5]	10.000		07/01/2022	295,082
1,095,000	Puerto Rico Electric Power Authority, Series A5	5.000		07/01/2042	492,750
18,990,000	Puerto Rico Electric Power Authority, Series A5	6.750		07/01/2036	8,545,500
23,480,000	Puerto Rico Electric Power Authority, Series A5	7.000		07/01/2043	10,566,000
6,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250		07/01/2022	2,700,000
13,295,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.250		07/01/2028	5,982,750
510,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000		07/01/2024	511,933
6,320,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2032	2,844,000
5,285,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2037	2,378,250
3,700,000	Puerto Rico Electric Power Authority, Series WW5	5.000		07/01/2028	1,665,000
13,350,000	Puerto Rico Electric Power Authority, Series WW5	5.500		07/01/2038	6,007,500
7,000,000	Puerto Rico Electric Power Authority, Series XX5	5.250		07/01/2040	3,150,000

34       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$10,000,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250%	07/01/2024	$4,500,000
7,590,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250	07/01/2025	3,415,500
9,515,000	Puerto Rico Highway & Transportation Authority[5]	5.000	07/01/2028	444,826
4,945,000	Puerto Rico Highway & Transportation Authority[5]	5.300	07/01/2035	3,004,087
270,000	Puerto Rico Highway & Transportation Authority[5]	5.750	07/01/2020	12,622
8,980,000	Puerto Rico Highway & Transportation Authority, Series G5	5.000	07/01/2033	1,840,900
1,840,000	Puerto Rico Highway & Transportation Authority, Series G5	5.000	07/01/2042	377,200
1,120,000	Puerto Rico Highway & Transportation Authority, Series H5	5.450	07/01/2035	229,600
6,500,000	Puerto Rico Highway & Transportation Authority, Series K5	5.000	07/01/2027	1,332,500
1,145,000	Puerto Rico Highway & Transportation Authority, Series K5	5.000	07/01/2030	234,725
2,600,000	Puerto Rico Highway & Transportation Authority, Series L, NPFGC[2]	5.250	07/01/2023	2,710,552
915,000	Puerto Rico Highway & Transportation Authority, Series L, FGIC[11]	5.250	07/01/2030	711,412
78,610,000	Puerto Rico Highway & Transportation Authority, Series M5	5.000	07/01/2046	16,115,050
3,190,000	Puerto Rico Highway & Transportation Authority, Series N, NPFGC[2]	5.250	07/01/2032	3,261,488
25,255,000	Puerto Rico Infrastructure[12]	5.000	07/01/2031	2,651,775
675,000	Puerto Rico Infrastructure[5]	5.000	07/01/2037	70,875
17,490,000	Puerto Rico Infrastructure[12]	5.000	07/01/2037	1,836,450
141,985,000	Puerto Rico Infrastructure[5]	5.000	07/01/2041	14,908,425
41,740,000	Puerto Rico Infrastructure[12]	5.000	07/01/2046	4,382,700
1,540,000	Puerto Rico Infrastructure[5]	6.000	12/15/2026	950,950
1,680,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.500	10/01/2037	340,200
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	03/01/2036	5,483,663
875,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	789,688
685,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	12/01/2021	685,000
1,200,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	1,053,000
780,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	720,525
650,000	Puerto Rico ITEMECF (International American University)[2]	5.000	10/01/2031	665,483
3,545,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)	6.700	05/01/2024	3,163,913
200,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2042	166,500
5,490,000	Puerto Rico ITEMECF (University Plaza), NPFGC	5.000	07/01/2033	5,452,339
90,355,000	Puerto Rico Public Buildings Authority[12]	5.000	07/01/2036	39,530,312
7,500,000	Puerto Rico Public Buildings Authority[12]	5.000	07/01/2037	3,281,250
18,585,000	Puerto Rico Public Buildings Authority[5]	5.250	07/01/2029	8,130,937
21,570,000	Puerto Rico Public Buildings Authority[12]	5.250	07/01/2033	9,436,875
9,450,000	Puerto Rico Public Buildings Authority[5]	5.375	07/01/2033	4,134,375
850,000	Puerto Rico Public Buildings Authority[5]	5.500	07/01/2037	371,875
31,050,000	Puerto Rico Public Buildings Authority[5]	6.000	07/01/2041	13,351,500
4,400,000	Puerto Rico Public Buildings Authority[12]	6.500	07/01/2030	1,925,000

35      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$7,500,000	Puerto Rico Public Buildings Authority[12]	6.750%		07/01/2036	$3,281,250
11,810,000	Puerto Rico Public Finance Corp., Series B12	5.500		08/01/2031	324,775
3,130,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000		08/01/2024	1,408,500
1,490,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000		08/01/2043	670,500
108,445,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	94,076,038
75,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2037	33,750
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.499	[3]	08/01/2042	8,038,500
8,205,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.500		08/01/2044	3,692,250
129,035,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.567	[3]	08/01/2043	32,776,180
16,265,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.658	[3]	08/01/2041	4,597,790
9,370,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.718	[3]	08/01/2045	2,142,451
15,265,000	Puerto Rico Sales Tax Financing Corp., Series A5	7.886	[3]	08/01/2034	1,959,721
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1[5]	5.250		08/01/2043	4,500,000
9,985,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.250		08/01/2041	4,493,250
4,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.375		08/01/2036	1,800,000
84,245,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	72,661,313
1,450,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000		08/01/2039	652,500
250,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000		08/01/2042	112,500
39,470,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.750	[6]	08/01/2032	17,761,500
4,525,000	University of Puerto Rico	5.000		06/01/2026	3,506,875
7,280,000	University of Puerto Rico, Series P	5.000		06/01/2030	5,642,000
24,375,000	University of Puerto Rico, Series Q	5.000		06/01/2030	18,890,625
67,190,000	University of Puerto Rico, Series Q	5.000		06/01/2036	52,072,250
1,500,000	V.I. Public Finance Authority[2]	5.000		09/01/2033	1,578,465
2,180,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000		10/01/2032	2,348,797
10,920,000	V.I. Public Finance Authority (Matching Fund Loan Note)[2]	5.000		10/01/2029	11,477,138
2,555,000	V.I. Public Finance Authority, Series A2	5.000		10/01/2032	2,752,834
					1,021,422,407
Total Municipal Bonds and Notes (Cost $6,306,391,193)					5,644,638,678

Shares
Common Stock—0.1%
1,401	CMS Liquidating Trust[13,14,15] (Cost $4,483,200)				4,062,901
Total Investments, at Value (Cost $6,310,874,393)—110.2%					5,648,701,579
Net Other Assets (Liabilities)—(10.2)					(521,382,748)

Net Assets—100.0%					$5,127,318,831

Footnotes to Statement of Investments

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

36       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Footnotes to Statement of Investments (Continued)

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement. See Note 4 of the accompanying Notes.

8. Represents the current interest rate for the inverse floating rate security. See Note 4 of the accompanying Notes.

9. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

12. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

13. Non-income producing security.

14. Received as a result of a corporate action.

15. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
AFSFBM	Advocates for Services for the Blind Multihandicapped
AGC	Assured Guaranty Corp.
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
CathHS	Catholic Health System
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHHSB	Catholic Home Health Services of Broward
CHS	Catholic Health Services
CHSLI	Catholic Health Services of Long Island
COP	Certificates of Participation
CPW	Cerebral Palsy of Westchester
CRV	Crystal Run Village
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
EIISFAC	Eden II School for Autistic Children
ERDA	Energy Research and Devel. Authority
FGIC	Financial Guaranty Insurance Co.
FHH	Forest Hills Hospital
FrankHosp	Franklin Hospital
FRC	Franziska Racker Centers

37      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

FREE	Family Residences and Essential Enterprises
GCH	Glen Cove Hospital
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHA	Huntington Hospital Association
HQS	Health Quest System
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KMHosp	Kenmore Mercy Hospital
L.I.	Long Island
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority
NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NPFGC	National Public Finance Guarantee Corp.
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYMC	New York Medical College
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
SANC	St. Anne’s Nursing Center
SAR	St. Anne’s Residence
SCOSMC	St. Catherine of Siena Medical Center
SFUMP	Services for the Underserved - MR Programs
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
SJR	St. Joseph Residence
SJRNC	St. John’s Rehabilitation and Nursing Center
SNP	Special Needs Program
SOCHOB	Sisters of Charity Hospital of Buffalo
SUNY	State University of New York
TASC	Tobacco Settlement Asset-Backed Bonds
TCO	Touro College
TCUS	Touro College & University System
TFABs	Tobacco Flexible Amortization Bonds
TU	Touro University
TUNV	The University Financing Foundation
UBF	University of Buffalo Foundation
UCP	United Creative Program
UCPANYS	United Cerebral Palsy Association of New York State

38       OPPENHEIMER ROCHESTER FUND MUNICIPALS

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
UCPHCA	United Cerebral Palsy Assoc. and Handicapped Children’s Assoc.
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UDC	Urban Development Corporation
V.I.	United States Virgin Islands
VBHosp	Vassar Brothers Hospital
VMHCS	Villa Maria Health Care Services
VMNRC	Villa Marina Nursing & Rehabilitation Center
WORCA	Working Organization for Retarded Children and Adults
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

39      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES June 30, 2018 Unaudited

Assets
Investments, at value (cost $6,310,874,393)—see accompanying statement of investments	$5,648,701,579
Cash	772,055
Receivables and other assets:
Interest	56,325,183
Investments sold on a when-issued or delayed delivery basis	23,865,318
Shares of beneficial interest sold	2,270,300
Other	2,483,291
Total assets	5,734,417,726

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	510,380,000
Payable for borrowings (See Note 9)	87,000,000
Shares of beneficial interest redeemed	5,409,460
Dividends	1,980,184
Distribution and service plan fees	969,468
Trustees’ compensation	947,740
Interest expense on borrowings	113,664
Other	298,379
Total liabilities	607,098,895
Net Assets	$5,127,318,831

Composition of Net Assets
Paid-in capital	$6,276,372,008
Accumulated net investment loss	(2,061,855)
Accumulated net realized loss on investments	(484,818,508)
Net unrealized depreciation on investments	(662,172,814)
Net Assets	$5,127,318,831

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,993,395,952 and 257,287,287 shares of beneficial interest outstanding)	$15.52
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$16.29
Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $739,259,960 and 47,756,211 shares of beneficial interest outstanding)	$15.48
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $394,662,919 and 25,421,532 shares of beneficial interest outstanding)	$15.52

See accompanying Notes to Financial Statements.

40       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF

OPERATIONS For the Six Months Ended June 30, 2018 Unaudited

Investment Income
Interest	$121,390,579
Expenses
Management fees	11,617,006
Distribution and service plan fees:
Class A	4,701,835
Class B1	9,086
Class C	3,688,798
Transfer and shareholder servicing agent fees:
Class A	1,943,888
Class B1	910
Class C	369,175
Class Y	174,623
Shareholder communications:
Class A	18,414
Class B1	50
Class C	5,685
Class Y	1,988
Borrowing fees	2,768,419
Legal, auditing and other professional fees	2,090,149
Interest expense and fees on short-term floating rate notes issued (See Note 4)	590,691
Interest expense on borrowings	395,532
Trustees’ compensation	39,772
Custodian fees and expenses	25,628
Other	66,289
Total expenses	28,507,938
Net Investment Income	92,882,641
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(225,210,711)
Net change in unrealized appreciation/depreciation on investment transactions	530,735,114
Net Increase in Net Assets Resulting from Operations	$398,407,044

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

41       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations
Net investment income	$92,882,641	$205,988,045
Net realized gain (loss)	(225,210,711)	38,221,442
Net change in unrealized appreciation/depreciation	530,735,114	(16,084,260)

Net increase in net assets resulting from operations	398,407,044	228,125,227
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(71,232,589)	(206,769,803)
Class B1	(28,608)	(261,032)
Class C	(10,777,087)	(33,330,740)
Class Y	(6,788,485)	(15,903,020)

	(88,826,769)	(256,264,595)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(222,847,162)	(430,182,761)
Class B1	(3,864,091)	(5,305,086)
Class C	(67,925,980)	(100,692,454)
Class Y	42,798,843	72,015,702

	(251,838,390)	(464,164,599)
Net Assets
Total increase (decrease)	57,741,885	(492,303,967)
Beginning of period	5,069,576,946	5,561,880,913

End of period (including accumulated net investment loss of $2,061,855 and $6,117,727, respectively)	$5,127,318,831	$5,069,576,946

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

42       OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF CASH FLOWS For the Six Months Ended June 30, 2018 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$398,407,044
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,001,979,611)
Proceeds from disposition of investment securities	1,246,659,194
Short-term investment securities, net	(45,857,294)
Premium amortization	21,779,655
Discount accretion	(36,545,005)
Net realized loss on investment transactions	225,210,711
Net change in unrealized appreciation/depreciation on investment transactions	(530,735,114)
Change in assets:
Increase in other assets	(1,039,694)
Decrease in interest receivable	834,461
Increase in receivable for securities sold	(9,102,544)
Change in liabilities:
Decrease in other liabilities	(427,415)

Net cash provided by operating activities	267,204,388

Cash Flows from Financing Activities
Proceeds from borrowings	584,600,000
Payments on borrowings	(526,500,000)
Payments and proceeds on short-term floating rate notes issued	780,000
Proceeds from shares sold	243,905,250
Payments on shares redeemed	(581,089,793)
Cash distributions paid	(15,431,020)

Net cash used in financing activities	(293,735,563)
Net decrease in cash	(26,531,175)
Cash, beginning balance	27,303,230

Cash, ending balance	$772,055

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $73,775,631.

Cash paid for interest on borrowings—$285,514.

Cash paid for interest on short-term floating rate notes issued—$590,691

See accompanying Notes to Financial Statements.

43       OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$14.59	$14.68	$14.68	$15.35	$14.29	$17.02
Income (loss) from investment operations:
Net investment income[1]	0.28	0.57	0.76	0.97	1.02	0.97
Net realized and unrealized gain (loss)	0.91	0.04	0.12	(0.68)	1.00	(2.75)

Total from investment operations	1.19	0.61	0.88	0.29	2.02	(1.78)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.70)	(0.88)	(0.96)	(0.96)	(0.95)
Net asset value, end of period	$15.52	$14.59	$14.68	$14.68	$15.35	$14.29

Total Return, at Net Asset Value[2]	8.31%	4.11%	6.06%	1.94%	14.43%	(10.84)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$3,993	$3,975	$4,425	$4,464	$4,996	$4,948
Average net assets (in millions)	$3,921	$4,420	$4,553	$4,794	$5,066	$6,159
Ratios to average net assets:[3]
Net investment income	3.83%	3.79%	5.05%	6.42%	6.73%	6.05%
Expenses excluding specific expenses listed below	0.90%	0.83%	0.80%	0.73%	0.72%	0.72%
Interest and fees from borrowings	0.13%	0.11%	0.08%	0.06%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.08%	0.09%	0.07%	0.20%	0.11%

Total expenses	1.05%	1.02%	0.97%	0.86%	0.97%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.02%	0.97%	0.86%	0.97%	0.87%[5]
Portfolio turnover rate	18%	23%	33%	13%	8%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

44       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Class C	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$14.55	$14.64	$14.64	$15.32	$14.26	$16.99
Income (loss) from investment operations:
Net investment income[1]	0.23	0.45	0.63	0.84	0.89	0.83
Net realized and unrealized gain (loss)	0.91	0.04	0.12	(0.69)	1.00	(2.75)
Total from investment operations	1.14	0.49	0.75	0.15	1.89	(1.92)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.58)	(0.75)	(0.83)	(0.83)	(0.81)
Net asset value, end of period	$15.48	$14.55	$14.64	$14.64	$15.32	$14.26

Total Return, at Net Asset Value[2]	7.93%	3.32%	5.18%	1.02%	13.50%	(11.63)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$739	$761	$865	$841	$909	$868
Average net assets (in millions)	$744	$851	$875	$887	$903	$1,096
Ratios to average net assets:[3]
Net investment income	3.07%	3.02%	4.19%	5.57%	5.88%	5.18%
Expenses excluding specific expenses listed below	1.65%	1.62%	1.66%	1.58%	1.57%	1.59%
Interest and fees from borrowings	0.13%	0.11%	0.08%	0.06%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.08%	0.09%	0.07%	0.20%	0.11%
Total expenses	1.80%	1.81%	1.83%	1.71%	1.82%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.81%	1.83%	1.71%	1.82%	1.74%[5]
Portfolio turnover rate	18%	23%	33%	13%	8%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

45      OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$14.60	$14.68	$14.68	$15.35	$14.29	$17.02
Income (loss) from investment operations:
Net investment income[1]	0.30	0.59	0.77	0.99	1.04	0.99
Net realized and unrealized gain (loss)	0.90	0.06	0.13	(0.68)	1.00	(2.75)
Total from investment operations	1.20	0.65	0.90	0.31	2.04	(1.76)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.73)	(0.90)	(0.98)	(0.98)	(0.97)
Net asset value, end of period	$15.52	$14.60	$14.68	$14.68	$15.35	$14.29

Total Return, at Net Asset Value[2]	8.37%	4.41%	6.22%	2.09%	14.60%	(10.72)%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$395	$330	$263	$212	$231	$168
Average net assets (in millions)	$353	$330	$238	$229	$205	$198
Ratios to average net assets:[3]
Net investment income	4.07%	3.94%	5.17%	6.57%	6.87%	6.21%
Expenses excluding specific expenses listed below	0.65%	0.62%	0.66%	0.58%	0.57%	0.59%
Interest and fees from borrowings	0.13%	0.11%	0.08%	0.06%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.08%	0.09%	0.07%	0.20%	0.11%
Total expenses	0.80%	0.81%	0.83%	0.71%	0.82%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.81%	0.83%	0.71%	0.82%	0.74%[5]
Portfolio turnover rate	18%	23%	33%	13%	8%	15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

46      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS June 30, 2018 Unaudited

1. Organization

Oppenheimer Rochester Fund Municipals (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class Y shares do not pay such fees. Previously issued Class B shares will automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

47       OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2017, the Fund utilized $30,827,422 of capital loss carryforwards to offset capital gains realized in that fiscal year. For the fiscal year ended December 31, 2017, the Fund had capital loss carryforwards of $268,070,745. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be

48      OPPENHEIMER ROCHESTER FUND MUNICIPALS

2. Significant Accounting Policies (Continued)

$493,281,456, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,793,208,352 [1]

Gross unrealized appreciation	$113,177,168
Gross unrealized depreciation	(776,913,896)

Net unrealized depreciation	$(663,736,728)

1. The Federal tax cost of securities does not include cost of $519,229,955 which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is

49      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable

50      OPPENHEIMER ROCHESTER FUND MUNICIPALS

3. Securities Valuation (Continued)

market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$4,623,216,271	$—	$ 4,623,216,271
U.S. Possessions	—	1,021,422,407	—	1,021,422,407
Common Stock	—	—	4,062,901	4,062,901

Total Assets	$—	$5,644,638,678	$4,062,901	$ 5,648,701,579

51      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected

52      OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as

53      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

“mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $112,735,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $908,237,837 shown on the Fund’s

54      OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $510,380,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 13,250,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0550 Trust	7.958%	2/15/42	$16,987,958
5,000,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2018-XF2569 Trust	14.087	6/15/48	8,047,200
7,000,000	NY MTA (Green Bond) Tender Option Bond Series 2017-XF0564 Trust	11.734	11/15/57	10,478,090
8,335,000	NY MTA (Green Bond) Tender Option Bond Series 2017-XF0572 Trust	10.950	11/15/36	12,109,338
7,955,000	NY MTA (Green Bond) Tender Option Bond Series 2017-XF0583 Trust	11.610	11/15/56	11,066,280
5,000,000	NY Triborough Bridge & Tunnel Authority Tender Option Bond Series 2018-XF2587 Trust	14.085	11/15/44	8,223,650
2,500,000	NYC GO Tender Option Bond Series 2015 XF-2040 Trust[3]	13.776	10/1/34	3,351,300
5,000,000	NYC GO Tender Option Bond Series 2015-XF2103 Trust	14.788	3/1/21	5,485,850
710,000	NYC HDC, Series C-1 Tender Option Bond Series 2014-XF0009-2 Trust	15.910	11/1/39	761,219
2,730,000	NYC HDC, Series C-1 Tender Option Bond Series 2014-XF0009-3 Trust	16.510	11/1/46	2,936,497
775,000	NYC HDC, Series C-1 Tender Option Bond Series 2015-XF0009 Trust	15.670	11/1/34	842,503
7,935,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF0238 Trust	15.970	6/15/19	10,688,445
5,395,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF2141 Trust[3]	15.287	6/15/43	7,192,236
10,000,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2017-XF0588 Trust	8.000	6/15/37	13,136,000
17,500,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2017-XF0588 Trust	8.280	6/15/46	22,662,150
3,750,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2015-XF2156 Trust[3]	14.948	7/15/37	5,147,100
6,250,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2015-XF2157 Trust[3]	13.937	7/15/37	8,598,937
7,500,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2038 Trust[3]	7.953	5/1/34	8,832,075
10,170,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2039 Trust[3]	7.952	2/1/30	12,513,168
17,015,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2474 Trust	8.009	5/1/40	21,553,411

55      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 10,000,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2017-XF0566 Trust	12.236%	2/1/43	$14,239,500
19,770,000	NYS DA (Sales Tax) Tender Option Bond Series 2016-XF0529-1 Trust	8.009	3/15/33	26,123,090
19,995,000	NYS DA (Sales Tax) Tender Option Bond Series 2016-XF0529-2 Trust	8.010	3/15/35	25,918,319
10,000,000	NYS DA (Sales Tax) Tender Option Bond Series 2017-XF0567 Trust	10.976	3/15/38	14,588,000
11,715,000	NYS DA (State Personal Income Tax Authority) Tender Option Bond Series 2017-XF2475 Trust	8.010	2/15/33	15,342,433
13,995,000	NYS DA (State Personal Income Tax Authority) Tender Option Bond Series 2017-XF2475-2 Trust	8.009	2/15/40	17,893,027
3,980,000	NYS DA Tender Option Bond Series 2015-XF2042 Trust[3]	13.773	3/15/34	5,156,926
5,000,000	NYS EFC (Clean Water & Drinking Revolving Funds) Tender Option Bond Series 2018-XF2586 Trust	14.146	6/15/47	8,114,300
3,410,000	NYS HFA Tender Option Bond Series 2015-XF2134 Trust[3]	12.249	11/1/45	3,386,505
7,500,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) Tender Option Bond Series 2015-XF2153 Trust[3]	8.271	1/15/44	8,151,225
15,585,000	NYS Liberty Devel. Corp. (One Bryant Park) Tender Option Bond Series 2015-XF2107 Trust	16.306	1/15/46	19,214,123
5,060,000	Port Authority NY/NJ, 163rd Series Tender Option Bond Series 2015-XF0237 Trust	13.948	1/15/19	6,246,519
10,755,000	Port Authority NY/NJ, 166th Series Tender Option Bond Series 2016-XF2211 Trust	7.955	1/15/41	12,167,024
9,335,000	Port Authority NY/NJ, 198th Series Tender Option Bond Series 2017-XF0565 Trust	11.733	11/15/56	13,718,249
7,500,000	Port Authority NY/NJ, 3249th Series Tender Option Bond Series 2015 XF-2025 Trust[3]	8.459	7/15/36	8,680,350
7,650,000	Port Authority NY/NJ, 3264th Series Tender Option Bond Series 2015 XF-2028 Trust[3]	7.953	10/15/31	8,304,840

				$397,857,837

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

56      OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $510,380,000 or 8.90% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$23,865,318

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

57      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$731,626,308
Market Value	$367,497,425
Market Value as % of Net Assets	7.17%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

58      OPPENHEIMER ROCHESTER FUND MUNICIPALS

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	8,496,929	$126,844,571	30,058,320	$449,834,495
Dividends and/or distributions reinvested	3,924,756	58,586,929	11,552,670	173,007,870
Redeemed	(27,510,983)	(408,278,662)	(70,715,039)	(1,053,025,126)
Net decrease	(15,089,298)	$(222,847,162)	(29,104,049)	$(430,182,761)

Class B
Sold	3	$14	5,946	$88,418
Dividends and/or distributions reinvested	1,672	24,601	15,010	224,601
Redeemed[1]	(261,778)	(3,888,706)	(376,444)	(5,618,105)
Net decrease	(260,103)	$(3,864,091)	(355,488)	$(5,305,086)

59      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class C
Sold	1,934,746	$28,768,195	8,110,927	$121,026,136
Dividends and/or distributions reinvested	640,401	9,525,420	1,924,194	28,746,486
Redeemed	(7,136,198)	(106,219,595)	(16,796,898)	(250,465,076)
Net decrease	(4,561,051)	$(67,925,980)	(6,761,777)	$(100,692,454)

Class Y
Sold	5,659,840	$84,863,533	12,479,222	$187,071,241
Dividends and/or distributions reinvested	377,313	5,638,681	886,199	13,277,667
Redeemed	(3,201,385)	(47,703,371)	(8,657,726)	(128,333,206)
Net increase	2,835,768	$42,798,843	4,707,695	$72,015,702

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,001,979,611	$1,246,659,194

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

The Fund’s effective management fee for the reporting period was 0.47% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

60      OPPENHEIMER ROCHESTER FUND MUNICIPALS

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$5,527
Payments Made to Retired Trustees	171,436
Accumulated Liability as of June 30, 2018	395,644

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement

61      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor
June 30, 2018	$114,867	$117,878	$882	$23,710

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its

62      OPPENHEIMER ROCHESTER FUND MUNICIPALS

9. Borrowings and Other Financing (Continued)

total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.1795% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.09% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.1795%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$39,523,204

63      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

Average Daily Interest Rate	1.916%
Fees Paid	$3,164,645
Interest Paid	$285,514

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

64      OPPENHEIMER ROCHESTER FUND MUNICIPALS

9. Borrowings and Other Financing (Continued)

Fees Paid	$583,917

65      OPPENHEIMER ROCHESTER FUND MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

66       OPPENHEIMER ROCHESTER FUND MUNICIPALS

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Fund Municipals	1/23/18	72.0%	0.0%	28.0%
Oppenheimer Rochester Fund Municipals	2/20/18	86.3%	0.0%	13.7%
Oppenheimer Rochester Fund Municipals	4/24/18	88.5%	0.0%	11.5%
Oppenheimer Rochester Fund Municipals	5/22/18	91.7%	0.0%	8.3%

67       OPPENHEIMER ROCHESTER FUND MUNICIPALS

OPPENHEIMER ROCHESTER FUND MUNICIPALS

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth S. Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

68       OPPENHEIMER ROCHESTER FUND MUNICIPALS

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

69       OPPENHEIMER ROCHESTER FUND MUNICIPALS

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

70       OPPENHEIMER ROCHESTER FUND MUNICIPALS

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71       OPPENHEIMER ROCHESTER FUND MUNICIPALS

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0365.001.0618 August 20, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Fund Municipals

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/17/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/17/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/17/2018